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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                          Reported) September 30, 2002

     CWABS, INC. (as depositor under the Sale and Servicing Agreement, to be dated as of September 30, 2002, relating to the Revolving Home Equity Loan Asset Backed Notes, Series 2002-F).


                                   CWABS, INC.
                                   -----------
             (Exact name of registrant as specified in its charter)


         Delaware                    333-97873                    95-4596514
         --------                    ---------                    ----------
(State or Other Jurisdiction        (Commission                (I.R.S. Employer
     of Incorporation)              File Number)             Identification No.)



           4500 Park Granada
         Calabasas, California                           91302
         ---------------------                           -----
         (Address of Principal                         (Zip Code)
           Executive Offices)


Registrant's telephone number, including area code (818) 225-3240
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ITEM 5. OTHER EVENTS.
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Filing of Form T-1.
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On September 30, 2002, CWABS, INC. (the "Company") is filing a Form T-1 to designate Bank One, National Association to act as an eligible trustee under trust indentures to be qualified pursuant to Sections 305 or 307 of the Trust Indenture Act of 1939. Form T-1 is annexed hereto as Exhibit 25.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

Information and Exhibits.
------------------------

(a)  Financial Statements of businesses acquired.

     Not applicable.

(b)  Pro Forma financial information.

     Not applicable.

(c)  Exhibit No.                                  Description
     ----------                                   -----------

          25                                      Form T-1 Statement of
                                                  Eligibility under the Trust
                                                  Indenture Act of 1939, as
                                                  amended. (Certain exhibits to
                                                  Form T-1 are incorporated by
                                                  reference to Exhibit 25.1 of
                                                  Registration Statement on
                                                  Form S-3 of Household Finance
                                                  Corporation, filed on March
                                                  24, 2000 (File No.
                                                  333-33240)).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CWABS, INC.





                                                By:     /s/ Celia Coulter
                                                        -----------------
                                                        Celia Coulter
                                                        Vice President


Dated: November 18, 2002

EXHIBIT INDEX
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Exhibit            Description                                              Page
-------            -----------                                              ----

25                 Form T-1 Statement of Eligibility under the              5
                   Trust Indenture Act of 1939, as amended.
                   (Certain exhibits to Form T-1 are
                   incorporated by reference to Exhibit 25.1 of Registration Statement on Form S-3 of
                   Household Finance Corporation, filed on
                   March 24, 2000 (File No. 333-33240)).